UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2019

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone	I.R.S. Employer Identification Number

1-16305	PUGET ENERGY, INC. A Washington Corporation 355 110th Ave NE Bellevue, Washington 98004 425-454-6363	91-1969407

1-4393	PUGET SOUND ENERGY, INC. A Washington Corporation 355 110th Ave NE Bellevue, Washington 98004 425-454-6363	91-0374630

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors and Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 1, 2019, the sole shareholders of Puget Energy, Inc. and Puget Sound Energy, Inc. (together, the “Companies”) appointed and elected Thomas King to the Boards of Directors of the Companies (the “Boards”). The Boards have not yet determined the board committee or committees, if any, on which Mr. King will serve.

Mr. King currently serves as Operating Executive of AEA Investors LP (“AEA”), a private equity firm, which position he has held since 2017. Prior to joining AEA in 2017, Mr. King served as Senior Advisor to IFM Investors, an investor-owned fund manager, from 2015 to 2019, as an Operating Executive at Palladium Equity Partners from 2015 to 2017, and was Chairman and President of National Grid Corporation from 2007 to 2015. Mr. King also serves as the Executive Chairman of Entregado Group, a holding company of electric utility service providers, as a director of Peak Reliability and was previously on the Board of Directors of EnergySavvy Inc.

Mr. King was selected by CPP Investment Board (USRE II) Inc. (“CPPIB”) and pursuant to the Amended and Restated Bylaws of each of the Companies, will serve as an Owner Director on their respective Boards. Mr. King will be entitled to receive the standard compensation for a nonemployee director of the Companies, with the exception that the quarterly retainer fee shall be payable in cash instead of Puget Energy stock. Mr. King will also be reimbursed for out-of-pocket expenses incurred in connection with attendance or participation at meetings. The nonemployee director compensation program is described in further detail in the Puget Energy and Puget Sound Energy Annual Report on form 10-K filed with the Securities and Exchange Commission on February 21, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

Dated: July 2, 2019	By:	/s/ Steve R. Secrist
	Name:	Steve R. Secrist
	Title:	Senior Vice President, General Counsel and Chief Ethics and Compliance Officer